FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

 Date of Report (Date of earliest event reported) March 3, 2014

HOME TREASURE FINDERS, INC. AND SUBSIDIARY
 (Exact name of Registrant as specified in its charter)

COLORADO	333-176154	26-3119496
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

 3412 West 62nd Avenue
Denver, Colorado 80221
(Address of principal executive offices and Zip Code)

(720) 273-2398
 (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "Company" refer to Home Treasure Finders, Inc. and Subsidiary (the “Company”), a Colorado corporation.

Item 8.01 Other

On March 3, 2014 the Company formed a wholly owned subsidiary, HMTF Cannabis Holdings, Inc.  The purpose of the subsidiary is to purchase properties that qualify for legal cultivation of cannabis.   Our subsidiary will improve the properties which will then be leased to licensed third party growers.

ITEM 9.01.	EXHIBITS

(d)	Exhibits

Number	Description

3.1	Articles of Incorporation of HTMF Cannibis Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME TREASURE FINDERS, INC. AND SUBSIDIARY
(Registrant)

DATE: March 4, 2014	BY:	/s/ Corey Wiegand
Corey Wiegand
President